SUBSEQUENT EVENTS (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	NOTE 22 – SUBSEQUENT EVENTS Management has considered subsequent events through May 14, 2024, the date this report was issued, and there were no events that required additional disclosure.
NOTE 23 – SUBSEQUENT EVENTS
On January 16, 2024, the Company entered into an agreement with LI Capital Global Opportunities to repurchase the entire outstanding principal of the Secured Convertible Note and cancel the associated warrants. The outstanding principal and accrued interest at the time of repurchase was $5.2 million. SpringBig, using a portion of the proceeds from the 8% Convertible Notes purchased the entire outstanding obligation to LI Capital Global Opportunities for $2.9 million.
After the end of the fiscal year, on January 23, 2024, the Company raised $6.4 million through the issuance of 8% Convertible Notes and $1.6 million through the issuance of 12% Term Notes. The net cash proceeds, after transaction expenses, were $7.5 million.
The 8% Convertible Notes accrue interest at 8% per annum which is added to the outstanding principal balance annually. The Notes are convertible into common stock at a conversion price of $0.15 per share at the holder's option any time up to the day prior to maturity in January 2026. The 12% Term Notes, due in January 2026, accrue interest payable at 12% per annum in cash semi-annually. The 8% Convertible Notes and 12% Term Notes rank pari passu and are secured by substantially all the assets of the Company.
Jeffrey Harris, CEO, Paul Sykes, CFO, and Jon Trauben, Director, agreed to purchase the Convertible Notes and Term Notes for an aggregate amount of $450,000 on the same terms as all other purchasers.